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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported)   November 14, 2003


Commission      Registrant, State of Incorporation, Address     I.R.S. Employer
File Number          of Principal Executive Offices and              Number
                              Telephone Number

  1-8788        SIERRA PACIFIC RESOURCES                           88-0198358
                P.O. Box 10100 (6100 Neil Road)
                Reno, Nevada 895-0400 (89511)
                (775) 834-4011

  1-4698        NEVADA POWER COMPANY                               88-0045330
                6226 West Sahara Avenue

                Las Vegas, Nevada 89146
                (702) 367-5000



                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)
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ITEM 5. OTHER EVENTS

      On November 14, 2003, Nevada Power Company (NPC), a subsidiary of Sierra Pacific Resources (NYSE: SRP), today made required filings with the Public Utilities Commission of Nevada seeking to recover costs for fuel and purchased power as well as conservation and energy efficiency programs. In order to mitigate the financial impact on customers, NPC is seeking to spread collection of its new deferred energy balance over three years, with less to be collected in the first year. A copy of the press release is attached as Exhibit 99.1 hereto

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Businesses Acquired

          Not required

      (b) Pro forma financial information

          Not required

      (c) Exhibits

          99.1 Press Release issued November 14, 2003
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                           SIERRA PACIFIC RESOURCES
                                           ------------------------
                                           (Registrant)



Date: November 17, 2003                    By: /s/ John E. Brown
                                               ---------------------------------
                                               John E. Brown
                                               Vice President and Controller

                                           NEVADA POWER COMPANY
                                           --------------------
                                           (Registrant)



Date: November 17, 2003                    By: /s/ John E. Brown
                                               ---------------------------------
                                               John E. Brown
                                               Vice President and Controller
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                                  EXHIBIT INDEX

99.1 - Press Release issued November 14, 2003